Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Dana Yaacov-Garbeli, Israel-based CFO of Entera Bio Ltd. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to the best of my knowledge:

1.
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2022	/s/ Dana Yaacov-Garbeli
Dana Yaacov-Garbeli
Israel-based CFO
(Principal Financial and Accounting Officer)